SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of report: April 2, 1999


                        ALLIED HEALTHCARE PRODUCTS, INC.
               (Exact Name of Registrant as Specified in Charter)




         Delaware                  0-19266                 23-1370721
     (State  or  Other          (Commission             (IRS  Employer
      Jurisdiction  of          File  Number)         Identification  No.)
      Incorporation)



     1720  Sublette  Avenue
     St.  Louis,  MO                                    63110
  (Address  of  Principal  Executive  Offices)          (Zip  Code)



                                 (314) 771-2400
             (Registrant's  telephone  number,  including  area  code)







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
ITEM  5.       OTHER  EVENTS.



     On April 2, 1999, the Registrant issued a news release announcing the naming of a new member of the board of directors, Mr. Brent D. Baird, and announcing that current director, John D. Weil, has been named the new chairman of the board of directors. The Registrant's news release issued on April 2, 1999, is attached as Exhibit 1 hereto, is incorporated herein by reference and made a part hereof.







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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ALLIED  HEALTHCARE  PRODUCTS,  INC.


Date:  April  2,  1999                         By:  /s/  Uma  Nandan  Aggarwal
                                                    ----------------------------
                                               Name:  Uma  Nandan  Aggarwal
                                               Title:  Chief  Executive  Officer

                                  EXHIBIT INDEX

Exhibit No.  Description                       Page No.
-----------  --------------------------------  --------
         1.  News Release dated April 2, 1999         5







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
Exhibit  1  -  Press  Release

FOR  IMMEDIATE  RELEASE

Contacts:     Uma Nandan Aggarwal,                Tom  Goyda  or  Beth  Randolph
              President and CEO,  or              Shandwick
              Thomas A. Jenuleson, CFO           (314)  436-  6565
              (314)  771-2400


                ALLIED HEALTHCARE PRODUCTS NAMES BAIRD DIRECTOR;
                     ELEVATES WEIL TO CHAIRMAN OF THE BOARD


ST. LOUIS, April 1, 1999 - Allied Healthcare Products, Inc. (Nasdaq: AHPI) announced today that Brent D. Baird has been named to its board of directors and John D. Weil has been named its new chairman. Both of these moves were made due to the untimely death late last month of Dennis W. Sheehan, a long-time board member and chairman of Allied's board.
     Baird, 60, a private investor living in Buffalo, N.Y., is chairman of First Carolina Investors, Inc., a closed-end investment company based in Charlotte, N.C. He also serves on the boards of several public companies, including M&T Bank Corp.(NYSE: MTB) and Todd Shipyards Corp.(NYSE: TOD). Weil, 58, has been an Allied board member since August 1997 and is a major shareholder of the corporation.
     "We will miss the participation and guidance that Dennis Sheehan provided as a member of Allied's board, which he joined while the company was still private and had served on continuously since the company went public in 1992," said Weil. "However, we are pleased to welcome Brent Baird to the board. His extensive financial, investment and corporate board experience should Be beneficial as Allied continues its progress toward restoring profitability."
     Allied Healthcare Products, Inc. is a leading manufacturer of respiratory care products, medical gas equipment and emergency medical products used in a wide range of hospital and alternate care settings.







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